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                                                                    Exhibit 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-49284) and Form S-8 (Nos. 333-26797, 333-30771, 333-39213, 333-39189, 333-69761, 333-69765, 333-93413 and
         333-93407) of Vital Images, Inc. of our report dated February 9, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




         PricewaterhouseCoopers LLP
         Minneapolis, Minnesota
         March 28, 2001